UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 4, 2025

Date of Report (Date of earliest event reported)

SUNOCO LP

(Exact name of registrant as specified in its charter)

Delaware	001-35653	30-0740483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8111 Westchester Drive, Suite 400

Dallas, TX 75225

(Address of principal executive offices, including zip code)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	SUN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously disclosed in a Current Report on Form 8-K, filed on May 6, 2025, Sunoco LP (the “Partnership” or “Sunoco”), SunocoCorp LLC, a Delaware limited liability company and wholly owned subsidiary of Sunoco (f/k/a NuStar GP Holdings, LLC) (“SunocoCorp”), 2709716 Alberta Ltd., an Alberta corporation and wholly owned subsidiary of SunocoCorp, and Parkland Corporation, an Alberta corporation (“Parkland”), entered into an Arrangement Agreement, dated as of May 4, 2025 (as amended to date, the “Arrangement Agreement”), pursuant to which, among other things, and on the terms and subject to the conditions set forth therein, Sunoco will acquire all of the issued and outstanding common shares of Parkland (the “Parkland Acquisition”). Closing of the Parkland Acquisition is subject to customary conditions, including, among other things, regulatory and stock exchange listing approvals. No assurance can be given that the Parkland Acquisition will be completed on the timeline currently contemplated or at all.

Item 2.02	Results of Operations and Financial Condition.

This Current Report on Form 8-K provides (i) pro forma statements of operations of the Partnership for the twelve months ended December 31, 2024, the six months ended June 30, 2025 and the six months ended June 30, 2024, giving effect to the Parkland Acquisition, the Partnership’s acquisition of NuStar Energy L.P. and its subsidiaries, consummated on May 3, 2024, and the sale of certain assets of the Partnership in West Texas, New Mexico and Oklahoma, as if each transaction had been consummated on January 1, 2024 and (ii) a pro forma balance sheet of the Partnership as of June 30, 2025, giving effect to the Parkland Acquisition as if the Parkland Acquisition was consummated on June 30, 2025, as each such pro forma financial statement is described in Item 8.01 below and which are incorporated into this Item 2.02 by reference. The pro forma financial statements are being provided for purposes of the Notes Offering and the Preferred Offering (each as defined below) and do not give effect to the Notes Offering or the Preferred Offering. The information contained in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 7.01	Regulation FD Disclosure.

On September 4, 2025, the Partnership issued a press release announcing the commencement of the private offering of senior notes (the “Notes Offering”). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 7.01 by reference.

On September 4, 2025, the Partnership issued a press release announcing the commencement of the private offering of Series A Fixed-Rate Reset Cumulative Redeemable Perpetual Preferred Units (the “Series A Preferred Units” and such offering, the “Preferred Offering”). A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated in this Item 7.01 by reference.

The information included herein (including the exhibit) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act except as shall be expressly set forth by specific reference in such a filing.

This Current Report on Form 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, any security, including the senior notes issued in the Notes Offering and the Series A Preferred Units issued in the Preferred Offering.

In addition, the information contained in Item 2.02 and Item 8.01 of this Current Report on Form 8-K is incorporated into this Item 7.01 by reference.

Item 8.01	Other Events.

On September 4, 2025, in connection with the Notes Offering and the Preferred Offering, the Partnership provided certain updated disclosures to potential investors that as of August 25, 2025, the Partnership had approximately $72 million of cash and cash equivalents and outstanding borrowings of approximately $250 million under its revolving credit facility (excluding approximately $43 million in standby letters of credit) and additional available borrowing capacity of approximately $1,207 million.

The Partnership also disclosed that, in connection with the consummation of the Parkland Acquisition (as defined below), it expects to (a) repay and terminate Parkland’s revolving credit facility, bilateral and operating facility and term loan, under which C$123 million was outstanding as of June 30, 2025, and (b) assume Parkland’s outstanding senior unsecured notes and Parkland’s electric vehicle network financing facility (the “Parkland EV Facility”), under which C$54 million was outstanding as of June 30, 2025. Following the Parkland Acquisition, the Partnership expects approximately $3.8 billion of Parkland’s existing indebtedness to remain outstanding, in the form of the Parkland’s senior unsecured notes and the Parkland EV Facility.

Neither the Notes Offering nor the Preferred Offering is contingent on the completion of the Parkland Acquisition, and neither the Notes Offering nor the Preferred Offering is contingent on the completion of the other.

However, if (x) the consummation of the Parkland Acquisition does not occur on or before May 5, 2026 (the “Special Mandatory Redemption Date”); or (y) prior thereto, the Partnership notifies the trustee or the paying agent, as applicable, in writing that (a) the Arrangement Agreement has been terminated, (b) the Partnership will not pursue the consummation of the Parkland Acquisition or (c) the Partnership has determined in its sole discretion that the Parkland Acquisition cannot or is not reasonably likely to be completed by the Special Mandatory Redemption Date, (i) the senior notes issued in the Notes Offering will be subject to a special mandatory redemption at a price equal to 100% of the initial issue price plus accrued and unpaid interest to, but not including, the payment date of such mandatory redemption and (ii) the Series A Preferred Units issued in the Preferred Offering will be subject to a special mandatory redemption at a price equal to $1,000 per Series A Preferred Unit plus, in each case, an amount equal to all accumulated but unpaid distributions thereon to, but not including, the Special Mandatory Redemption Date, whether or not declared.

Parkland Financials

This Current Report on Form 8-K provides the following financial statements of Parkland, attached as Exhibit 99.3 and Exhibit 99.4, respectively:

•	Audited Consolidated Financial Statements for the two years ended December 31, 2024 and accompanying notes thereto; and

•	Interim Condensed Consolidated Financial Statements (Unaudited) for the three and six months ended June 30, 2025 and June 30, 2024 and accompanying notes thereto.

Pro Forma Financials

This Current Report on Form 8-K provides the following pro forma financial statements attached as Exhibit 99.5 hereto:

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2024;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2025;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2024;

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2025; and

•	Notes to the Unaudited Pro Forma Combined Financial Statements.

In addition, the information contained in Item 2.02 of this Current Report on Form 8-K is incorporated into this Item 8.01 by reference.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act and Section 21E of the Exchange Act. In this context, forward-looking statements often address future business and financial events, conditions, expectations, plans or ambitions, and often include, but are not limited to, words such as “believe,” “expect,” “may,” “will,” “should,” “could,” “would,” “anticipate,” “estimate,” “intend,” “plan,” “seek,” “see,” “target” or similar expressions, or variations or negatives of these words, but not all forward-looking statements include such words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of Sunoco and Parkland, that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the completion of the proposed transaction on the anticipated terms and timing, or at all, including obtaining regulatory approvals, court approvals and approval of the listing of the common units of SunocoCorp on the New York Stock Exchange; and the anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, prospects, business and management strategies for the management, expansion and growth of the combined company’s operations, including the possibility that any of the anticipated benefits of the proposed transaction will not be realized or will not be realized within the expected time period; the ability of Sunoco and Parkland to integrate the business successfully and to achieve anticipated synergies and value creation; potential litigation relating to the proposed transaction that could be instituted against Sunoco, Parkland or their directors; the risk that disruptions from the proposed transaction will harm Sunoco’s or Parkland’s business, including current plans and operations and that management’s time and attention will be diverted on transaction-related issues; potential adverse reactions or changes to business relationships, including with employees, suppliers, customers, competitors or credit rating agencies, resulting from the announcement or completion of the proposed transaction; the potential for modification or adjustment of the Arrangement Agreement; the parties’ ability to satisfy their respective conditions and consummate the transaction; rating agency actions and Sunoco and Parkland’s ability to access short-and long-term debt markets on a timely and affordable basis; potential business uncertainty, including the outcome of commercial negotiations and changes to existing business relationships during the pendency of the proposed transaction that could affect Sunoco’s and/or Parkland’s financial performance and operating results; certain restrictions during the pendency of the arrangement that may impact Parkland’s ability to pursue certain business opportunities or strategic transactions or otherwise operate its business; dilution caused by Sunoco’s issuance of additional units representing limited partner interests in connection with the proposed transaction; fees, costs and expenses and the possibility that the transaction may be more expensive to complete than anticipated; and those risks described (i) under the heading “Risk Factors” in the management information circular and proxy statement with respect to the Parkland Acquisition, as filed on the System for Electronic Data Analysis and Retrieval + in Canada (SEDAR+) and available on Parkland’s website at http://www.parkland.ca, (ii) under the headings “Cautionary Statement Regarding Forward-Looking Information” and “Risk Factors” in Parkland’s current Annual Information Form dated March 5, 2025, and under the headings “Forward-Looking Information” and “Risk Factors” included in the Q4 2024 Management’s Discussion and Analysis dated March 5, 2025, in the Q1 2025 Management’s Discussion and Analysis dated May 5, 2025 and in the Q2 2025 Management’s Discussion and Analysis dated August 5, 2025, each as filed on the System for Electronic Data Analysis and Retrieval + in Canada (SEDAR+) and available on Parkland’s website at http://www.parkland.ca, (iii) in Item 1A of Sunoco’s Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission (“SEC”) on February 14, 2025, and (iv) in Item 1A of Sunoco’s Quarterly Reports on Form 10-Q, filed with the SEC on May 8, 2025 and August 7, 2025. Those disclosures are incorporated by reference in this Current Report on Form 8-K. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Readers are cautioned not to place undue reliance on this forward-looking information, which is as of the date of this Current Report on Form 8-K. Sunoco and Parkland do not intend to update these statements unless required by the securities laws to do so, and Sunoco and Parkland undertake no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Press Release, dated September 4, 2025, announcing the Notes Offering.

99.2	Press Release, dated September 4, 2025, announcing the Preferred Offering.

99.3	Parkland Corporation Audited Consolidated Financial Statements for the two years ended December 31, 2024.

99.4	Parkland Corporation Interim Condensed Consolidated Financial Statements (Unaudited) for the three and six months ended June 30, 2025 and June 30, 2024.

99.5	Sunoco LP unaudited pro forma combined financial information.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LP

	By:	SUNOCO GP LLC,
its General Partner
Date: September 4, 2025

	By:	/s/ Rick Raymer
	Name:	Rick Raymer
	Title:	Vice President, Controller and Principal Accounting Officer